UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       June 29, 2004

NAVISITE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27597	52-2137343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Minuteman Road
Andover, Massachusetts 01810
(Address of Principal Executive Offices) (Zip Code)

(978) 682-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 29, 2004, NaviSite, Inc. (“NaviSite”) filed Amendment No. 3 to its Registration Statement on Form S-2 (333-112087) with the Securities and Exchange Commission (as amended, the “Registration Statement”) for the public offering of up to 7,300,000 shares of its common stock and 1,700,000 shares of common stock offered by selling stockholders. NaviSite and a selling stockholder have also granted the underwriters an option to purchase up to an additional 1,350,000 shares to cover over-allotments.

The following unaudited pro forma condensed combined financial information of NaviSite as set forth in the Registration Statement is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference:

     Pro Forma Condensed Combined Balance Sheet as of April 30, 2004 (unaudited)

     Pro Forma Condensed Combined Statement of Operations for the three months ended April 30, 2004 (unaudited)

     Pro Forma Condensed Combined Statement of Operations for the nine months ended April 30, 2004 (unaudited)

     Pro Forma Condensed Combined Statement of Operations for the year ended July 31, 2003 (unaudited)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NaviSite, Inc.

By: /s/ John J. Gavin, Jr.

Date: June 30, 2004	John J. Gavin, Jr.
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pro Forma Condensed Combined Balance Sheet as of April 30, 2004 (unaudited), Pro Forma Condensed Combined Statement of Operations for the three and nine months ended April 30, 2004 (unaudited) and the year ended July 31, 2003 (unaudited).